UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 10, 2018

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

201 NW 10th, Suite 200 Oklahoma City, Oklahoma	73103
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (405) 278-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.    Entry into a Material Definitive Agreement.

On May 9, 2018, Blueknight Energy Partners, L.P. (“BKEP”) and affiliates of Ergon, Inc (“Ergon”) entered into an agreement (the “Agreement”) that gives each party rights concerning the purchase or sale of Ergon’s interest in Cimarron Express Pipeline, LLC (“Cimarron Express”), subject to certain terms and conditions. The recently announced Cimarron Express venture will construct a new 16-inch diameter, 65-mile crude oil pipeline from northeastern Kingfisher County, Oklahoma to BKEP’s Cushing, Oklahoma crude oil terminal. Ergon has formed a Delaware limited liability company, Ergon - Oklahoma Pipeline, LLC (“DEVCO”), which will hold Ergon’s fifty percent (50%) membership interest in Cimarron Express. Under the Agreement, BKEP shall have the right, at any time, to purchase one hundred percent (100%) of the authorized and outstanding member interests in DEVCO from Ergon for the Purchase Price (as defined in the Agreement) by giving written notice to Ergon (the “Call”). Ergon shall have the right to require BKEP to purchase one hundred percent (100%) of the authorized and outstanding member interests of DEVCO for the Purchase Price (the “Put”) at any time beginning the earlier of (i) eighteen (18) months from the formation of the joint venture company to build the pipeline or (ii) six (6) months after completion of the pipeline. Upon exercise of the Call or the Put, Ergon and BKEP will execute the Member Interest Purchase Agreement which is attached to the Agreement as Exhibit B. Upon receipt the Purchase Price, Ergon shall be obligated to convey one hundred percent (100%) of the authorized and outstanding member interests in DEVCO to BKEP or its designee.

The foregoing description is a summary of the agreement and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

		By:	Blueknight Energy Partners G.P., L.L.C
its General Partner

Date:	May 14, 2018	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary